EXHIBIT 99.2


                                    CERTIFICATION
      PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (A)
         AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
Code), each of the undersigned officers of Temtex Industries, Inc., a Delaware corporation (the "Company"), does hereby certify that:

           (a) In connection with the current report on Form 8-K (the "Current Report") for the monthly periods ended May 31, 2003, June 30, 2003, and July 31, 2003, of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)), provided that, the financial information has been presented as required by the
U. S. Bankruptcy Court and has not been prepared in accordance with U.S. generally accepted accounting principles; and

           (b) The information contained in the Current Report fairly presents, in all material respects, the financial condition and results of operations of the Company, provided that, the financial information has been presented as required by the U. S. Bankruptcy Court and has not been prepared in accordance with U.S. generally accepted accounting principles.

                                     /s/ Richard N. Anderson
                                     ------------------------
                                     Richard N. Anderson
                                     President and Chief Executive Officer


                                     /s/ John F. Gurrola
                                     ------------------------
                                     John F. Gurrola
                                     Chief Financial Officer and Secretary


                                     Dated:  September 24, 2003

     The foregoing certification is being furnished solely pursuant to Section 906 of the Act and is not being filed as part of a periodic report or as a separate disclosure document.

     A signed original of this written statement required by Section 906 has been provided to Temtex Industries, Inc. and will be retained by Temtex Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.